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                                                                   EXHIBIT 23.1

                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 33-26145 and 333-50143.






Minneapolis, Minnesota,
   December 18, 1998